EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Z Trim Holdings, Inc. on Form 10-QSB/A for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Alan G. Orlowsky , Chief Financial Officer of Z Trim Holdings, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The amended Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Z Trim Holdings, Inc.

Dated: November 16, 2007	By:	/s/ Alan G. Orlowsky
Alan G. Orlowsky
Chief Financial Officer
(Principal Financial Officer)